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                         PATRIOT SCIENTIFIC CORPORATION

                                    FORM S-8
                             Registration Statement

                                EXHIBIT NO. 23.1

                           Consent of BDO Seidman, LLP
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                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Patriot Scientific Corporation
Poway, California

We hereby consent to the incorporation by reference in this Registration Statement of our report dated July 14, 1995 relating to the financial statements of Patriot Scientific Corporation, appearing in the Company's Annual Report on Form 10-KSB for the year ended May 31, 1995.

                                                 /s/ BDO SEIDMAN, LLP
                                                 BDO SEIDMAN, LLP

Denver, Colorado
July 17, 1996